EXHIBIT 10.23

CONFIDENTIAL TREATMENT REQUESTED BY FLUIDIGM CORPORATION

QUALITY AGREEMENT FOR DEVELOPMENT OF IN-VITRO

DIAGNOSTICS DEVICES

Between

Novartis Vaccines and Diagnostics, Inc.

4560 Horton Street, Emeryville, CA 94608

subsequently referred to as NOVARTIS

and

Fluidigm Corporation

7000 Shoreline Court, Suite 100, South San Francisco, CA 94080

subsequently referred to as FLUIDIGM

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CONFIDENTIAL TREATMENT REQUESTED BY FLUIDIGM CORPORATION

QUALITY AGREEMENT FOR DEVELOPMENT OF IN-VITRO DIAGNOSTIC DEVICES

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QUALITY AGREEMENT FOR DEVELOPMENT OF IN-VITRO DIAGNOSTIC DEVICES

TABLE OF CONTENTS

PREAMBLE		5

1.	PURPOSE AND SCOPE OF THIS DEVELOPMENT QUALITY AGREEMENT	5

2.	GENERAL PROVISIONS (QUALITY ASSURANCE)	6

2.1.	STANDARDS	6

2.2.	QUALITY ASSURANCE SYSTEM	7

2.3.	INSPECTIONS AND AUDITS	8

2.4.	SUBCONTRACTING	8

2.5.	CHANGE MANAGEMENT AND APPROVAL	9

3.	DESIGN AND DEVELOPMENT	9

3.1.	QUALIFICATION AND VALIDATION (INCL. COMPUTER SYSTEMS)	10

3.2.	DESIGN HISTORY FILE (DHF)	10

4.	MANUFACTURING MATERIALS FOR VALIDATION AND CLINICAL TRIAL PURPOSES	11

4.1.	STARTING (RAW) MATERIAL	11

4.1.1	TESTING AND RELEASE	11

4.1.2	STORAGE	11

4.2.	MANUFACTURING LINES, LOCATIONS	11

4.3.	MANUFACTURING AND PACKAGING RECORDS	12

4.4.	REVIEW OF MANUFACTURING DOCUMENTATION	12

4.5.	WAREHOUSING	12

4.6.	PACKAGING FOR DISPATCH AND TRANSPORT	13

5.	TESTING OF IN-VITRO DIAGNOSTIC DEVICES	13

5.1.	SAMPLES OF IN-VITRO DIAGNOSTICS DEVICES	13

5.2.	TECHNOLOGY TRANSFER (HARDWARE AND SOFTWARE)	13

5.3.	REFERENCE STANDARDS	14

6.	ARCHIVING OF SAMPLES AND DOCUMENTATION	14

7.	TERMS AND EXPIRATION	14

8.	DEFINITIONS	16

9.	SIGNATURES	17

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QUALITY AGREEMENT FOR DEVELOPMENT OF IN-VITRO DIAGNOSTIC DEVICES

TABLE OF ENCLOSURES

ENCLOSURE A: List of Quality Liaisons

ENCLOSURE B: Table of Responsibilities

ENCLOSURE C: List of Approved Sub-Contractors

ENCLOSURE D: History of Changes

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PREAMBLE

NOVARTIS and its Affiliates are leading international companies engaged in the marketing and sales of in-vitro diagnostics (IVD) products to support non-invasive prenatal screening. They operate under one common Quality Management System incorporating GMP guidelines and regulations and subject to all applicable laws.

NOVARTIS desires to collaborate with FLUIDIGM to design and develop certain in-vitro diagnostics devices as further described in a Collaboration and Option Agreement between FLUIDIGM and Novartis Vaccines and Diagnostics, Inc dated as of May     , 2010 (“COA”). All capitalized terms used but not defined in this Development QAG (including in Section 8 of this Development QAG) will have the meanings set forth in the COA.

The COA contemplates a Collaboration Plan for the Parties’ Collaboration Activities. FLUIDIGM and NOVARTIS wish to further define their roles and responsibilities according to such Collaboration Plan as set forth in this quality agreement (“Development QAG”). In addition to the requirements below the parties shall follow the corresponding international guidelines prevailing at the time of the development activities.

NOVARTIS and its Affiliates will be the legal manufacturer of the Novartis Licensed Products and will be responsible for the Design History File (“DHF”) for each of the Novartis Licensed Products.

1.    PURPOSE AND SCOPE OF THIS DEVELOPMENT QUALITY AGREEMENT

The purpose of this Development QAG is to ensure a mutual understanding of the roles and responsibilities of FLUIDIGM and NOVARTIS as they relate to the development of Novartis Licensed Products in the Primary Field and Secondary Field per COA. Changes beyond the scope outlined herein for the development of such Novartis Licensed Product (or activities related thereto) are not permitted without Novartis’ prior approval with amendment to this Development QAG or the establishment of a separate quality agreement covering said products or activities. For clarity, the manufacture by FLUIDIGM of Novartis Licensed Products in the Primary Field and Secondary Field shall be subject to a separate manufacturing quality agreement. This Development QAG is also intended to assure that the Novartis Licensed Products are in

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compliance with the relevant regulatory requirements, and ISO standards as applicable for the defined intended use of the Novartis Licensed Products. This Development QAG forms an integrated part of the COA. It defines the Parties’ respective contacts for all technical and quality matters (see Enclosure A). The roles and responsibilities of both Parties are assigned in Enclosure B. Since NOVARTIS will rely on decisions made by FLUIDIGM and its critical Subcontractors as defined in FLUIDIGM’s quality system (the list of such critical Subcontractors as set forth in Enclosure C) pertaining to the design, development and/or manufacture of Novartis Licensed Products, this Development QAG also includes a process for the auditing and approval of such FLUIDIGM critical Subcontractors as listed in Enclosure C. Changes to this Development QAG will be listed in Enclosure D. The enclosures must be signed by the quality responsible persons of the respective Parties.

2. GENERAL PROVISIONS (QUALITY ASSURANCE)

Standards

The following documents represent the key standards under which this Development QAG was based:

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QUALITY AGREEMENT FOR DEVELOPMENT OF IN-VITRO DIAGNOSTIC DEVICES

Organization	Guideline
FDA

21 CFR Part 808 (Exemptions from Federal Preemption of State and Local Medical Device Requirements)

21 CFR Part 820 (Quality System Regulation)

21 CFR Part 809 (In Vitro Diagnostic Products for Human Use)

21 CFR Part 11 Electronic Records; Electronic Signatures

FDA recognized consensus standards mutually agreed as appropriate for the development of the products

EU/EEC	98/79/EC In Vitro Diagnostics Medical Device Directive (IVDD)
ISO

ISO 13485:2003, Medical devices. Quality management systems - Requirements for regulatory purposes

ISO 14971, Risk Management for Medical Devices

CMDCAS – Canadian Medical Devices Conformity Assessment System

Harmonized standards as applicable mutually agreed as appropriate for the development of the products

Novartis Diagnostics	Third Party Warehouse, Distribution and Services Quality Requirements Manual (Doc# 255957)

Table 1: Guidelines to Quality Assurance of In-Vitro Diagnostics devices

Quality Assurance System

FLUIDIGM covenants that it maintains or will maintain an ISO 13485/FDA Quality System Regulations (QSR) compliant quality management system with respect to the Novartis Licensed Products. Unless otherwise required by this Development QAG, the provisions of FLUIDIGM’s quality management system and standard operating procedures shall be applied to FLUIDIGM’s development of the Novartis Licensed Products. FLUIDIGM shall ensure that, with respect to the development activities it is to perform under the COA, the design and development processes for the Novartis Licensed Products meet NOVARTIS requirements and comply with all applicable laws.

FLUIDIGM shall ensure that, with respect to the development activities it is to perform under the COA, the development of test methods, specifications and manufacturing processes for the Novartis Licensed Products comply to NOVARTIS requirements in all respects with the Collaboration Plan (and all mutually agreed upon written amendments) and that each Novartis Licensed Product as developed will comply in all material respects with the general guidelines

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(see table 1), each of which is considered a requirement for quality assurance.

Inspections and Audits

FLUIDIGM agrees that its facilities, operations and quality systems which are used by FLUIDIGM in performing its development activities under the COA will be audited by NOVARTIS (during reasonable business hours) to ensure compliance with development requirements of the QSR/ISO 13485:2003 Standard and applicable NOVARTIS requirements set forth herein. QSR requirements and applicable NOVARTIS requirements set forth herein shall be implemented, and subsequently followed, by FLUIDIGM as required in an audit report/action plan that will be agreed to between the Parties. During the development and design transfer phase of the design process, NOVARTIS shall be entitled to perform audits for cause (e.g. undesirable events or data audit of design history documentation) and at reasonable intervals (during reasonable business hours) to ensure the quality and data integrity of each Novartis Licensed Product under development. Each party will bear their own expense for such audits. Any significant audit findings of which NOVARTIS notifies FLUIDIGM in writing shall be resolved to Novartis’ reasonable satisfaction prior to delivery of any Novartis Licensed Product to Novartis.

FLUIDIGM will correct any observations arising from any such audit in a timely manner in accordance with the audit report/action plan agreed to between the parties. NOVARTIS shall have the right to reject any development related activities if activities are observed that violate agreed upon standards and regulations. In such case, FLUIDIGM shall implement all such agreed upon applicable corrective actions before continuation of the development activities.

FLUIDIGM shall promptly notify NOVARTIS about any issues encountered during inspection by a Regulatory Authority or other governmental authority or agency that is reasonably likely to adversely affect the quality of any Novartis Licensed Products being developed under the COA and must provide a redacted copy of the inspection report and the corrective actions to NOVARTIS within fifteen (15) business days after notice of such reports.

Subcontracting

FLUIDIGM shall have the rights to outsource any specific tasks related to the development of Novartis Licensed Products to one or more third parties on its behalf. A list of critical Subcontractors (as defined in Section 8) agreed upon by Quality from both parties are listed in Enclosure C. To the extent pertaining to the Novartis Licensed Products being developed under

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the COA, all additions of critical Subcontractors or changes to the services provided by the Subcontractors in Enclosure C require written approval by FLUIDIGM and NOVARTIS, such approval not to be unreasonably withheld. FLUIDIGM shall ensure that each such Subcontractor has an appropriate quality system which ensures adequate quality of materials and services are provided, and without limiting the foregoing, FLUIDIGM agrees to establish quality agreements with each of its critical Subcontractors (or otherwise establish quality metrics that will govern the development work conducted by the applicable critical Subcontractor) before commencing development activities.

FLUIDIGM shall remain solely and fully responsible to NOVARTIS for the performance of the work by Subcontractors in accordance with the requirements set forth in this Development QAG. FLUIDIGM shall provide copies of audit reports of these Subcontractors for Novartis Licensed Products if NOVARTIS requests the copies for the purpose of reviewing for audit completeness and assessment of qualification. In addition, NOVARTIS may request, based on the assessment of critical Subcontractors’ audit reports, or for cause (e.g. undesirable events or data audit of design history documentation) the right to accompany FLUIDIGM personnel during audits of the critical FLUIDIGM Subcontractors to ensure the quality and data integrity of each Novartis Licensed Product under development. Each party will bear its own expense for such audits.

Change Management and Approval

Changes to this Development QAG and its relevant enclosures shall only be made by mutual agreement between the Parties and must be in writing.

FLUIDIGM and NOVARTIS will document design changes, according to the Development Plan, relevant to the development of Novartis Licensed Products, such as to the product requirements and verification testing procedures or such as to changes that could interfere with the quality and safety of the final products.

3. DESIGN AND DEVELOPMENT

Each Development Plan shall incorporate COA Collaboration Plan activities and Quality Assurance requirements with respect to design control, validation and product registration requirements. Deliverables for each Novartis Licensed Product shall be as set forth in the Collaboration Plan and the applicable Development Plan.

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QUALITY AGREEMENT FOR DEVELOPMENT OF IN-VITRO DIAGNOSTIC DEVICES

Qualification and Validation (incl. Computer Systems)

Quality Processes:  FLUIDIGM shall ensure that appropriate processes for document control, design and development (including design change control), risk management, supplier management, equipment calibration/maintenance and environmental control (appropriate laboratory facilities including security, cleanliness and environment controls) which comply with this Development QAG are fully implemented, and subsequently maintained, before starting any activity related to the Collaboration Plan of the development of any Novartis Licensed Products. All such processes must pass NOVARTIS divisional quality audits against the relevant development sections of ISO 13485:2003 and FDA QSR requirements before any such development work can be accepted. Development work pertaining to the Collaboration Plan performed before the establishment of appropriate ISO and FDA Quality System controls as they relate to said development will not be accepted by NOVARTIS as evidentiary work for including in the product Design History File.

Equipment:  The development activities of FLUIDIGM under the Collaboration Plan shall be conducted using calibrated and qualified equipment. Qualification reports shall be approved by FLUIDIGM. FLUIDIGM shall make all approved validation protocols, reports, testing protocols and/or certifications available to NOVARTIS on request.

Computer Systems: FLUIDIGM shall ensure that computer systems and software used directly for operations in verification or validation testing of Novartis Licensed Products are validated. FLUIDIGM shall make all approved validation protocols, reports, testing protocols, raw data and system operation procedures pertaining to the development of Novartis Licensed Products under the COA available for inspection by NOVARTIS on request.

Design History File (DHF)

Until the agreed phase of transfer to NOVARTIS, FLUIDIGM shall hold and maintain the assigned elements of the design history file (DHF) containing the development and all changes to the device in accordance with FDA 21 CFR 820.30 and ISO 13485:2003 requirements. Design documents intended for DHF or regulatory submission as determined by Quality Assurance from both parties must include NOVARTIS quality approval signatures. FLUIDIGM shall make all elements of the DHF held by FLUIDIGM available to NOVARTIS for inspection upon request. Any observed deviation shall be reviewed and corrected as required to the extent agreed by both parties before transfer of the DHF materials to NOVARTIS. Upon completion of FLUIDIGM’s

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CONFIDENTIAL TREATMENT REQUESTED BY FLUIDIGM CORPORATION

QUALITY AGREEMENT FOR DEVELOPMENT OF IN-VITRO DIAGNOSTIC DEVICES

design and development activities with respect to any Novartis Licensed Product under the COA, the design documents for such Novartis Licensed Product shall be transferred to NOVARTIS for retention; provided that, FLUIDIGM shall be entitled to retain and use copies of all such design documents as and to the extent permitted under the COA.

4.	MANUFACTURING MATERIALS FOR VALIDATION AND CLINICAL TRIAL PURPOSES

Starting (RAW) Material

4.1.1  Testing and Release

Each batch/lot or serialized part, first article or part of all starting and auxiliary materials procured by FLUIDIGM must meet the approved specifications for that part or material, the evidence of that compliance must be documented and released for production of Novartis Licensed Products used for validation activities and clinical trial purposes; provided, however, that FLUIDIGM may rely on its suppliers to meet specifications where such suppliers provide evidence of conformity.

Unless otherwise agreed in writing, FLUIDIGM shall perform all quality control testing according to test methods and acceptance criteria agreed with NOVARTIS; provided, however, that FLUIDIGM may rely on its suppliers to perform such testing where such suppliers provide evidence of such test methods and acceptance criteria.

4.1.2  Storage

FLUIDIGM shall use adequate storage containers and storage/transport conditions to ensure that the specified quality of Starting (Raw) Materials is not impaired. FLUIDIGM will only store Starting (Raw) Materials under FLUIDIGM’s standard storage conditions which have been agreed upon by NOVARTIS to be suitable and appropriate for the above purpose.

Manufacturing Lines, Locations

All Novartis Licensed Products shall be assembled using location, line and production units which comply with the then-current version of the master manufacturing and packaging procedures described in the Device Master Record (DMR), approved development procedures or the respective/corresponding regulatory dossier.

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QUALITY AGREEMENT FOR DEVELOPMENT OF IN-VITRO DIAGNOSTIC DEVICES

Manufacturing and Packaging Records

FLUIDIGM shall carry out all manufacture and packaging of the Novartis Licensed Products according to agreed manufacturing procedures and packaging instructions from NOVARTIS. FLUIDIGM shall submit the device master record for each Novartis Licensed Product to NOVARTIS before the first start of product manufacture and before any approved change is implemented.

FLUIDIGM shall compile and archive clear structured device history record documentation for each of the Novartis Licensed Product. All manufacturing records and testing documentation kept by FLUIDIGM will comply with the applicable GMP guidelines.

Upon request by NOVARTIS or any Regulatory Authority, FLUIDIGM shall provide NOVARTIS with copies of the following documents within an agreed upon period (or as required by any such Regulatory Authority):

•	Complete device history record of Novartis Licensed Products,

•	Certificate(s) of analysis of Starting (Raw) Materials,

•	Certificate(s) of inspection of components used to assemble the device,

•	Certificate(s) of analysis of primary Packaging Materials and

•	Test methods used.

Review of Manufacturing Documentation

After detailed review of the appropriate manufacturing documentation for each Novartis Licensed Product by FLUIDIGM, FLUIDIGM shall include or attach a statement of compliance with the applicable sections of the GMP requirements, signed by a qualified FLUIDIGM quality assurance representative, to the certificate of analysis (CoA) for each Novartis Licensed Product. A suitable format of this statement or document will be mutually agreed upon between the Parties after FLUIDIGM has provided NOVARTIS with the required batch documentation as defined in the device master record.

Warehousing

FLUIDIGM will maintain adequate controls in accordance with the NOVARTIS Third Party Warehouse, Distribution and Services Quality Requirements Manual (Doc# 255957), sections 1, 2, 4, 6, for any Novartis Licensed Products produced for validation and clinical trials in its

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warehousing facilities to assure that these products are not damaged during storage. The Novartis Licensed Products produced by FLUIDIGM for use in NORVATIS’ validation and clinical trials will be stored in an appropriate location and environment to reasonably ensure that no damage occurs during storage to such products due to temperature, humidity, dirt, or other harmful agents potentially materially impacting the performance of these products prior to shipment to NOVARTIS or the trial sites. FLUIDIGM shall ensure or require that all Novartis Licensed Products are stored according to specifications established by the parties during the development of such Novartis Licensed Product. In the event that, to FLUIDIGM’s knowledge, the quality of any Novartis Licensed Products in any warehouse of FLUIDIGM or a critical Subcontractor could be adversely affected for any reason, FLUIDIGM shall take prompt action to prevent further damage. In such case FLUIDIGM shall inform NOVARTIS in writing within a reasonable time frame but no longer than five (5) Business Days.

Packaging for Dispatch and Transport

FLUIDIGM shall ensure that all applicable quality and regulatory requirements regarding the packaging for dispatch and transport to the agreed hand-over point are met with respect to each Novartis Licensed Product.

5.	TESTING OF IN-VITRO DIAGNOSTIC DEVICES

Samples of In-vitro Diagnostics Devices

FLUIDIGM, when requested, will provide NOVARTIS with samples of pilot Novartis Licensed Products for testing by NOVARTIS during development stage according to the applicable Collaboration Plan and Development Plan. Samples must be representative of the method or prototype being developed.

Technology Transfer (Hardware and Software)

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CONFIDENTIAL TREATMENT REQUESTED BY FLUIDIGM CORPORATION

QUALITY AGREEMENT FOR DEVELOPMENT OF IN-VITRO DIAGNOSTIC DEVICES

Wherever the applicable Development Plan or COA requires that test methods be transferred, FLUIDIGM will conduct a formal method transfer to NOVARTIS according to the Collaboration Plan and the applicable Development Plan. All data supporting the transfer must be reviewed by NOVARTIS Quality prior to final approval of the technology transfer.

Reference Standards

The reference standards for testing of Novartis Licensed Products, by-products or degradation products will be established by FLUIDIGM and will be provided to NOVARTIS on request.

6.	ARCHIVING OF SAMPLES AND DOCUMENTATION

FLUIDIGM will ensure or require that (reference) samples and documentation related to the development will be archived under defined conditions as follows:

Item	Period
Starting (raw) material (samples)	N/A
Design History Files	All originals transferred to NOVARTIS, including electronic files and raw data
Design Verification Documentation	All originals transferred to NOVARTIS

   Table 2: Storage periods of samples and documentation

Following the end of the applicable archiving period FLUIDIGM shall provide the documentation to NOVARTIS; provided that, FLUIDIGM shall be entitled to retain and use copies of all such documentation as and to the extent permitted under the COA.

7.	TERMS AND EXPIRATION

This Development QAG forms an integrated part of the COA and shall come into force together with the COA and sign-off by the Parties hereto; provided that in the event of any conflict or inconsistency between the provisions of the COA and any provision of this Development QAG, the provisions of the COA shall prevail. The Development QAG and its enclosures shall be subject to regular review by the Parties or amended as needed.

This Development QAG shall be terminated upon expiration or termination of the COA.

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Unless otherwise reasonably agreed by both parties, each party represents and warrants that it shall obtain and maintain all necessary permits, registrations and licenses required to design and develop the Novartis Licensed Products and it shall produce the Novartis Licensed Products, and dispose of all waste, in compliance in all material respects, with all applicable environmental laws, regulations, and standards, to the extent any such activities are conducted by such party. In performing activities under this Development QAG, each party agrees to act reasonably, including without limitation, not unreasonably withholding its agreement to any action plan or other matter to be performed by the other party.

Each Party represents and warrants to the other, respectively, that each is fully authorized to execute this Development QAG, and to be bound and perform according to its terms.

The failure by either Party to exercise or enforce any of the terms or conditions of this Development QAG shall not constitute or be deemed a waiver of that Party’s right thereafter to enforce each and every term and condition of this Development QAG.

If any one or more of the provisions of this Development QAG shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Development QAG, and this Development QAG shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

The limitation of liability set out in Section 10.5(a) of the COA shall be deemed incorporated into this Agreement by reference, except that, for such purposes, each reference in Section 10.5(a) of the COA to “this Agreement” shall be deemed to be a reference to this Development QAG.

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8.	DEFINITIONS

Development Plan

The development plan is written by Novartis with inputs from Fluidigm and approved by both parties. The development plan documents the roles and responsibilities for each party and function, methods for development, strategies for verification and validation, and requirements for commercialization of Novartis Licensed Products.

QSR	Quality system regulations as defined by 21 CFR Part 820
GMP	Good Manufacturing Practices as defined by the FDA QSR
Packaging Material

Any material employed in the packaging of a product, excluding any outer packaging used for transportation or shipment. Primary Packaging Material is in direct contact with the product, secondary packaging refers to all other materials.

Starting (Raw) Material	Any material used in the production of a subcomponent, component of the final developed product.
Subcontractors

A third party supplier utilized by FLUIDIGM to perform any of the following activities:

•   the design and development of Novartis Licensed Products,

•   the manufacture of Novartis Licensed Products for validation and clinical trial purposes;

•   the design and/or manufacture of custom components or materials (including software) for Novartis Licensed Products.

Other definitions	See COA

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9.	SIGNATURES

NOVARTIS	FLUIDIGM

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ENCLOSURE A: List of Quality Liaisons

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ENCLOSURE B: Table of Responsibilities

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ENCLOSURE C: List of Approved Critical Sub-Contractors

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ENCLOSURE D: History of Changes

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